IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT
The Information Statement is available at www.prudentialfunds.com/fundchanges
TARGET PORTFOLIO TRUST
Large Capitalization Growth Portfolio
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
INFORMATION STATEMENT
January 18, 2013
To the Shareholders:
On September 12-14, 2012, at a regular meeting of the Board of Trustees of Target Portfolio Trust (TPT), the Trustees approved a new subadvisory agreement for the Large Capitalization Growth Portfolio (the Portfolio) of TPT.
Prudential Investments LLC (PI or the Manager), as the investment manager of TPT, has entered into a subadvisory agreement with Brown Advisory, LLC (Brown) for the Portfolio, thereby adding a new subadviser for the Portfolio.
This information statement describes the circumstances surrounding the Trustees’ approval of the new subadvisory agreement and provides you with an overview of its terms. PI will continue as your Portfolio’s investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadviser.
By order of the Board,
Deborah A. Docs
Secretary

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT
The Information Statement is available at www.prudentialfunds.com/fundchanges
TARGET PORTFOLIO TRUST
Large Capitalization Growth Portfolio
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
INFORMATION STATEMENT
January 18, 2013
This information statement is being furnished in lieu of a proxy statement to shareholders investing in the Large Capitalization Growth Portfolio (LCG or the Portfolio), a series of Target Portfolio Trust (TPT or the Trust), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (SEC). The Manager of Managers Order permits the Portfolio’s investment manager to hire new subadvisers that are not affiliated with the investment manager and to make changes to certain existing subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval.
TPT is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act). TPT is organized as a Delaware business trust. The Portfolio is a series of the Trust.
The Trust’s Trustees are collectively referred to herein as the “Board,” “Board Members,” or “Trustees.” The principal executive offices of TPT are located at 100 Mulberry Street, Newark, NJ 07102-4077. Prudential Investments LLC (PI or Manager) serves as the investment manager of the Trust.
The Manager has entered into a new subadvisory agreement with Brown Advisory, LLC (Brown or the Subadviser) dated and effective November 2, 2012 (the Subadvisory Agreement). The Portfolio’s current subadvisers, Marsico Capital Management, LLC (Marsico), and Massachusetts Financial Services Company (MFS), will continue as subadvisers for the Portfolio. By using multiple subadvisers, the Manager seeks long-term benefits from a balance of different investment disciplines. The Subadvisory Agreements with Marsico and MFS with respect to the Portfolio were approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), at a meeting held June 4 – 6, 2012.
The Portfolio will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. The Trust is providing this information statement to shareholders of the Portfolio as of the close of business on January 17, 2013. This information statement will be mailed on or about January 31, 2013.
THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Annual and Semi-Annual Reports
The Portfolio’s annual and semi-annual reports are sent to shareholders. Only one report is delivered to multiple shareholders sharing an address unless the Portfolio receives contrary instructions from one or more of the shareholders. A copy of the Portfolio’s most recent annual and semi-annual reports may be obtained without charge by writing the Portfolio at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 (or Prudential Mutual Funds Services LLC, P.O. Box 02940, Providence, RI 02940) or by calling (800) 225-1852 (toll free).
Shareholder Information
Information on the share ownership of the Portfolio is set forth in Exhibit C.
NEW SUBADVISORY AGREEMENT
At a meeting of the Board held September 12 – 14, 2012, the Trustees, including the Independent Trustees, unanimously approved the recommendation by PI to appoint Brown as a subadviser for the Portfolio. The new subadvisory agreement between PI and Brown for the Portfolio (the Subadvisory Agreement) is attached as Exhibit A.
Brown is located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231.
Information on the management of Brown and other funds managed by Brown is set forth in Exhibit B.
Board Consideration of the Subadvisory Agreement
Approval of the Subadvisory Agreement
The Board of TPT consists of ten (10) individuals, eight (8) of whom are Independent Trustees. The Large Capitalization Growth Portfolio (the Portfolio), is a series of the Trust. The Board is responsible for the oversight of the Portfolio and its operations, and performs the various duties imposed on the trustees of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have retained K&L Gates, as independent legal counsel, to assist them in connection with their duties. The Chairman of the Board is an Independent Trustee. The Board has established four standing committees in connection with the governance of the Trust: the Audit Committee, the Governance Committee, the Compliance Committee, and the Investment Review and Risk Committee. Each committee is chaired by an Independent Trustee.
The Board held meetings that took place on September 12-14, 2012 (the Board Meeting) to consider the proposal by the Manager to change the Portfolio’s subadvisory arrangements, including the allocation of assets among the subadvisers (the Subadviser Addition). Allocation of assets between or among subadvisers is subject to change in the sole discretion of the Manager.
All of the Independent Trustees attended the Board Meeting. In advance of the Board Meeting, the Trustees received materials relating to all aspects of the Subadviser Addition and had the opportunity to ask questions and request additional information in connection with their consideration of the Subadviser Addition. The materials included, among other things, the form of Subadvisory Agreement and a memo providing an executive summary including comparative data. In approving the Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by Brown; any relevant comparable performance information; the fees proposed to be paid by the Manager to Brown under the Subadvisory Agreement; and the potential for economies of scale that may be shared with the Portfolio and its shareholders.
In connection with its deliberations, the Trustees reviewed performance, compliance and organization materials regarding Brown and received presentations from PI, as well as from representatives of Brown. The Board also received materials relating to the Subadvisory Agreement and had the opportunity to ask questions and request further information.

At the meeting, the Board, including all of the Independent Trustees, approved all aspects of the Subadvisor Addition. The Trustees determined that the overall arrangements between the Manager and Brown, pursuant to the terms of the Subadvisory Agreement, are appropriate in light of the services to be performed and the fees to be charged under the Subadvisory Agreement and such other matters as the Trustees considered relevant in the exercise of their business judgment.
The material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the Subadvisory Agreement are separately discussed below.
Nature, Quality and Extent of Services
The Board received and considered information regarding the nature and extent of services to be provided to the Portfolio by Brown under the Subadvisory Agreement, namely, that Brown would provide day-to-day fund management services to a portion of the Portfolio and comply with all fund policies and applicable rules and regulations. The Board also noted that the nature and extent of the services to be provided to the Portfolio under the Subadvisory Agreement were generally similar to those provided by the other current subadvisers to the Portfolio under their respective subadvisory agreements.
With respect to the quality of services, the Board considered, among other things, the background and experience of Brown’s fund management team. In connection with the recent annual review of advisory and subadvisory agreements, the Board had reviewed the qualifications, backgrounds and responsibilities of the fund managers who would be responsible for the day-to-day management of the Portfolio, and the Board was provided with information pertaining to Brown’s organizational structure, senior management, investment operations, and other relevant information pertaining to Brown. The Trustees note that they received a favorable compliance report from the Portfolio’s Chief Compliance Officer (CCO) as to Brown.
The Board concluded that there was a reasonable basis on which to conclude that the services to be provided by Brown under the Subadvisory Agreement should be comparable to the services that were provided by Marsico and MFS to the Portfolio. The Trustees concluded that they were satisfied with the nature, extent and quality of the investment subadvisory services to be provided by Brown and that there was a reasonable basis on which to conclude that the Portfolio would benefit from the subadvisory services to be provided by Brown under the Subadvisory Agreement.
Performance of the Portfolio
The Board received and considered information regarding the performance of other investment companies managed by Brown utilizing an investment style and strategy similar to that proposed for the Portfolio. The Trustees concluded that they were satisfied with the performance record of Brown in the proposed strategy.
Investment Subadvisory Fee Rates
The Board considered that the subadvisory fee rate to be paid by PI to Brown under the Subadvisory Agreement is at a lower rate than the effective subadvisory fee rate paid by PI to Marsico and to MFS. The Board also considered, among other things, the fee rates payable to Brown by other funds with an investment objective similar to that of the Portfolio. The Board noted that PI, not the Portfolio, pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of management fees paid by the Portfolio.
The Board considered the proposed subadvisory fee rate of 0.30% of the Portfolio’s first $500 million of average daily net assets, 0.25% of the next $500 million, and 0.20% of the Portfolio’s average daily assets in excess of $1 billion to be paid by the Manager to Brown. The Board noted that the proposed subadvisory fee rate to be paid to Brown for the Portfolio is the same rate paid to Brown for the AST New Discovery Asset Allocation Portfolio that is co-managed by PI and AST Investment Services, Inc. It was decided not to pursue aggregation of assets across the Portfolio and AST New Discovery Asset Allocation Portfolio at this time with Brown, as there would be no financial impact at this time from aggregation of assets. The Board concluded that the proposed subadvisory fee rate payable to Brown under the new Subadvisory Agreement was reasonable.

Profitability
In connection with its annual review of subadvisory agreements, the Board considered the profitability of PI and subadvisers affiliated with PI. The Board concluded that the level of profitability of a subadviser not affiliated with PI, such as Brown, may not be as significant as PI's profitability given the arm's length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee. Nonetheless, because the engagement of Brown is new in 2012, there is no historical profitability with regard to its arrangements with the Prudential Funds. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.
Economies of Scale
In connection with its annual review of advisory agreements, the Board considered the potential for Brown to experience economies of scale as the amount of assets of the Portfolio managed by Brown increased in size. The Board further considered that the proposed subadvisory fee rate for Brown would include breakpoints in the fee rate paid by the Manager to Brown, and that the subadvisory breakpoints would reduce the effective fee rate if the amount of assets of the Portfolio managed by Brown increased in size. The Board noted that there was no proposed change in the advisory agreement’s fee rates or breakpoints and that it would again review economies of scale at the next annual review of the advisory agreement with the Trust.
Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Brown and its affiliates as a result of their relationship with the Portfolio. The Board concluded that any potential benefits to be derived by Brown included its ability to use soft dollar credits, brokerage commissions received by affiliates of Brown, potential access to additional research resources, larger assets under management and benefits to their respective reputations, which were consistent with those generally derived by subadvisers to mutual funds.
After full consideration of these factors, the Board concluded that the approval of the Subadvisory Agreement was in the best interest of the Portfolio and its shareholders.
MANAGEMENT OF THE PORTFOLIO
The Manager
PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 serves as investment manager of the Portfolio under a Management Agreement dated April 1, 1994 and renewed thereafter as required by the 1940 Act. As of October 31, 2012, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $191.3 billion.
The Management Agreement was last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined by the 1940 Act) on June 6, 2012.
Terms of the Management Agreement
Pursuant to the Management Agreement, PI, subject to the supervision of the Portfolio’s Board and in conformity with the stated policies of the Portfolio,manages both the investment operations of the Portfolio and the composition of the Portfolio’s portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Portfolio. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadvisers and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers the Portfolio’s corporate affairs and, in connection therewith, furnishes the Portfolio with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Portfolio’s custodian (the “Custodian”) and Prudential Mutual Funds Services LLC (“PMFS”) as the transfer and dividend disbursing agent and The Bank of New York Mellon Corporation (“BNY Mellon”) as the sub-transfer agent for the Portfolio.
The management services of PI to the Portfolio are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.
PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Portfolio. Fee waivers and subsidies will increase the Portfolio’s total return. These voluntary waivers may be terminated at any time without notice.
In connection with its management of the corporate affairs of the Portfolio,PI bears the following expenses:
■	the salaries and expenses of all of its and the Portfolio’s personnel except the fees and expenses of Independent Trustees;
■	all expenses incurred by the Manager or the Portfolio in connection with managing the ordinary course of the Portfolio’s business, other than those assumed by the Portfolio as described below; and
■	the fees, costs and expenses payable to any investment subadviser pursuant to a subadvisory agreement between PI and such investment subadviser.
Under the terms of the Management Agreement, the Portfolio is responsible for the payment of the following expenses:
■	the fees and expenses incurred by the Portfolio in connection with the management of the investment and reinvestment of the Portfolio’s assets payable to the Manager;
■	the fees and expenses of Independent Trustees;
■	the fees and certain expenses of the custodian, the transfer and dividend disbursing agent, and the sub-transfer agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Portfolio and of pricing the Portfolio’s shares;
■	the charges and expenses of the Portfolio’s legal counsel and independent auditors;
■	brokerage commissions and any issue or transfer taxes chargeable to the Portfolio in connection with its securities (and futures, if applicable) transactions;
■	all taxes and corporate fees payable by the Portfolio to governmental agencies;
■	the fees of any trade associations of which the Portfolio may be a member;
■	the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;
■	the cost of fidelity, directors and officers and errors and omissions insurance;
■	the fees and expenses involved in registering and maintaining registration of the Portfolio and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Portfolio’s registration statements and prospectuses for such purposes;
■	allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings;
■	costs of preparing, printing and mailing reports and notices to shareholders; and
■	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and distribution and service (12b-1) fees.
The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Portfolio in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by the Board or vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice to the Manager. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Fees payable under the Management Agreement are computed daily and paid monthly. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Portfolio. Fee waivers and subsidies will increase the Portfolio’s total return. These voluntary waivers may be terminated at any time without notice.
The table below sets forth the applicable fee rate and the management fee received by PI from the Portfolio for the most recently completed fiscal year for the Portfolio:
Fund	Management fee, as a percentage of average daily net assets (paid monthly)	Fees for fiscal year ended October 31, 2012
Large Capitalization Growth Portfolio	0.60%	$1,256,593
Terms of the Subadvisory Agreement
Under the Subadvisory Agreement, Brown is compensated by the Manager (and not the Portfolio) for the portion of assets it manages as follows:
Subadviser	Contractual Subadvisory Fee Rates	Fees for fiscal year ended October 31, 2012
Brown Advisory, LLC	0.30% of average daily net assets up to $500 million; 0.25% of the next $500 million; 0.20% over $1 billion.	N/A*
*Because the engagement of Brown is new, there is no historical data with respect to its arrangements with the Portfolio.
The Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board of Trustees, Brown is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the 1940 Act, Brown will provide the Manager with all books and records required to be maintained by an investment adviser and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.
Under the Subadvisory Agreement, portfolio transactions may be placed with brokers, dealers, and futures commission merchants who provide to the Manager or Brown, without cost, certain investment research, economic analysis, statistical and quotation services of value to one or more entities in advising the Portfolio and other advisory clients. Although the Manager and Brown, as applicable, will give primary consideration to obtaining the best price and efficient execution for the Portfolio, they will be authorized under the Subadvisory Agreement to pay higher commissions for such research and investment services. In addition, the Manager and Brown, as applicable, will be permitted to aggregate purchase and sale orders for the Portfolio with those for other clients in order to obtain more favorable prices or lower commissions. These brokerage arrangements are consistent with the brokerage arrangements in place under the current subadvisory agreement with Marsico and MFS for the Portfolio.
The Subadvisory Agreement continues in effect for two years from the date of its execution, and from year to year thereafter, but only so long as each such continuance is approved at least annually in accordance with the requirements of the Investment Company Act. The Subadvisory Agreement may be terminated by the Manager at any time without penalty by the vote of the Board or a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolio, or by Brown or the Manager, on not more than 60 days’ nor less than 30 days’ written notice. In addition, the Subadvisory Agreement would terminate automatically in the event of its assignment (as defined in the Investment Company Act). The Subadvisory Agreement also provides that Brown will not be subject to any liability in connection with its performance of subadvisory services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties. These provisions are the same as those contained in the current subadvisory agreements with Marsico and MFS for the Portfolio.
The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Brown will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.
Directors and Officers of PI
The principal occupations of PI’s directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
Name	Position with PI	Principal Occupations
Scott E. Benjamin	Executive Vice President	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).
Kurt J. Byerly	Chief Financial Officer, Controller, Executive Vice President and Treasurer	Chief Financial Officer, Controller, Executive Vice President and Treasurer (since March 2008) of Prudential Investments LLC; Treasurer and Vice President (since December 2011) of Prudential Investments Wealth Management Solutions of Canada Ltd.; Assistant Treasurer and Vice President (since January 2010) of Prudential Investment Management Services LLC; Chief Financial Officer, Controller, and Treasurer (since March 2008) of Prudential Mutual Fund Services LLC; Controller and Executive Vice President (since March 2008) of PIFM Holdco, LLC. Formerly, Director — Finance for Prudential Investments (2006-2008).
Christopher S. Cooper	Executive Vice President	Executive Vice President (since September 2008) of Prudential Investments LLC; President and Chief Executive Officer of Prudential International Investments Cayman (since December 2009); Chief Executive Officer of Prudential Mexico, LLC (since December 2008); Chairman, President and Chief Executive Officer (since October 2008) of Prudential International Investments, LLC; President and Chief Executive Officer (since October 2008) of Prudential International Investments, Corporation; Chairman (since October 2008) of Prudential International Investments Advisers, LLC; Vice President of Prudential Investment Management, Inc. (since September 2008); President of PGLH of Delaware, Inc. (since October 2007); Managing Director of Prudential International Investments Seoul (2007-2008); President and Chief Executive Officer of Prudential Investment & Securities Co., Ltd (2004-2007).
Theodore J. Lockwood	Executive Vice President	Executive Vice President (since August 2006) of Prudential Investments LLC; Vice President of Quantitative Management Associates (Since July 2004). Vice President of Prudential Investment Management, Inc. (since July 2004); Vice President of Prudential Trust Company (since May 2003).
Kevin B. Osborn	Executive Vice President	Executive Vice President (since October 2002) of Prudential Investments, LLC; Executive Vice President (since December 2011) of Prudential Wealth Management Solutions of Canada Ltd; Executive Vice President and Manager of PIFM Holdco, LLC (since April 2006); Vice President (since June 1999) of Prudential Investment Management Services LLC
Raymond A. O’Hara	Chief Legal Officer, Vice President and Secretary	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Name	Position with PI	Principal Occupations
Stuart S. Parker	President	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).
Judy A. Rice	Chairman	Chairman, Prudential Investments LLC (since January 2012); President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.
Valerie M. Simpson	Chief Compliance Officer and Vice President	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; Vice President (since April 2006) of Prudential Investments LLC; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Set forth below is a list of the Officers of the Portfolio who are also officers or directors of PI.
Name	Position with Fund	Position with PI
Judy A. Rice	Vice President	Chairman
Stuart S. Parker	President	President
Scott E. Benjamin	Vice President	Executive Vice President
Raymond A. O’Hara	Chief Legal Officer	Chief Legal Officer, Vice President and Secretary
Deborah A. Docs	Secretary	Assistant Secretary and Vice President
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President
Valerie M. Simpson	Chief Compliance Officer	Chief Compliance Officer
Grace C. Torres	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Vice President
Custodian
BNY Mellon, One Wall Street, New York, New York 10286, serves as Custodian for the Portfolio’s securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Sub-custodians provide custodial services for any foreign assets held outside the United States.
Transfer Agent and Shareholder Servicing Agent
PMFS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

The Trust’s Board has appointed BNY Mellon Asset Servicing (U.S.) Inc. (“BNYAS”) as sub-transfer agent to the Portfolio. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to PMFS. PMFS will compensate BNYAS for such services.
For the most recently completed fiscal year ended October 31, 2012, the Portfolio incurred the following approximate amount of fees for services provided by PMFS: $219,000.
Brokerage
The Fund paid the following commissions to affiliated broker dealers for the fiscal year ended October 31, 2012:
Fund	Amount Paid
Large Capitalization Growth Portfolio	$0
Shareholder Proposals
Target Portfolio Trust, as a Delaware statutory trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of a Portfolio must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Portfolio's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.
Shareholder Information
Information on the share ownership of the Portfolio is set forth in Exhibit C to this Information Statement.
Deborah A. Docs
Secretary
Dated: January 18, 2013

EXHIBIT A
The Target Portfolio Trust
Large Capitalization Growth Portfolio
SUBADVISORY AGREEMENT
Agreement made as of this 2nd day of November, 2012 between Prudential Investments LLC (“PI” or the “Manager”), a New York limited liability company, and Brown Advisory, LLC (the “Subadviser” or “Brown” ), a Maryland limited liability company.
WHEREAS, the Manager has entered into a Management Agreement, dated November 9, 1992, (the “Management Agreement”) with The Target Portfolio Trust, a Delaware statutory trust (the “Trust”) and a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Trust; and
WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Large Capitalization Growth Portfolio (referred to hereafter as the Fund), which is a series of the Trust, and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and
NOW, THEREFORE, the Parties agree as follows:
1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:
(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.
(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, as amended, and the By-Laws of the Trust and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) which have been provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the applicable sections of the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Trust or Fund Documents, including a list of Fund affiliates.
(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.  Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them.  In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Trust and/or the Fund.
On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.
The Manager hereby agrees and consents that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.
(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers (or their designees) for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.
(v) The Subadviser or its affiliates shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager each day with mutually agreed upon information in a mutually agreed upon format concerning portfolio transactions, and such other reports in a form and frequency as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.
(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, the Manager agrees that the Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the

Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.
(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with the Subadviser should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process in accordance with Section 7 of this Agreement.
(viii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.
(ix)	The Subadviser shall provide annually to the Manager a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission).
(b) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain copies of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund’ s books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the request of the Trust, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that, subject to the execution of a Confidentiality and Non-Disclosure Agreement by and between the Subadviser and the Manager, the policies and procedures the Subadviser has established for managing the Fund’s portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.
(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request, subject to the requirements of paragraph 1(b) hereof. The Subadviser shall use its best efforts to ensure that its employees comply in all material respects with the provisions of Section 16, as applicable, of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with respect to the Fund with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.
(d) The Subadviser shall furnish to the Manager a mutually-agreed upon certification regarding records prepared in connection with maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request.
(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser’s procedures, subject to such reporting and other requirements as shall be established by the Manager which may include use by Manager of a third-party vendor for proxy voting administration services. The Subadviser may utilize a third-party voting service and customized policies designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.
(f) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.
(g) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with a mutually agreeable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information provided by Subadviser in the Prospectus is (or will become) materially inaccurate or incomplete.
(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.
(i) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager.
(j) The Subadviser is not responsible for making any securities class action or bankruptcy filings, or for taking any action with respect to any other legal proceedings, on behalf of the Trust or the Fund. Notwithstanding the foregoing, the Subadviser reasonably agrees to cooperate with Manager regarding any such proceedings.
2.	The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).
3.	The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the “Custodian”). Subadviser shall have no liability for the acts or omissions of the Custodian,unless such act or omission is taken solely in reasonable reliance upon reasonable instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.
4.	For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager. If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.
5.	(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. In any event, neither the Subadviser nor its affiliates, officers, directors or employees shall be liable for any loss or damage arising or resulting from the acts or omissions of the Fund’s custodian, any broker, financial institution or any other third party with or through whom the Subadviser arranges or enters into a transaction with respect to the Fund.
(b) The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.
6.	Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.
7.	This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.
8.	Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231, Attention: Legal Department, with a copy to Bradley Burgunder at the same address.
9.	Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
10.	During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser or its employees in any way (including the Subadviser’s name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after confirming receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Manager hereby approves the use of the Manager’s, the Trust’s or the Fund’s name (and any derivatives thereof or any logos associated with those names) on a representative client list of the Subadviser.
11.	The Manager hereby certifies that there are policies and procedures reasonably designed to effect the Fund’s policies and procedures disclosed in its prospectus to detect and deter disruptive trading practices in the Fund, including “market timing,” and the Manager agrees that it will continue to enforce and abide by such policies and procedures, as amended from time to time. The Subadviser agrees, upon reasonable request from the Manager, reasonably to assist the Manager to detect and deter disruptive trading practices in the Fund. Manager and Subadviser agree to fulfill their respective duties under this Agreement in accordance with applicable laws and regulations, both state and federal.
12.	In performance of its duties and obligations under this Agreement, the Manager shall use best efforts to not share sales data for the Fund with the Subadviser
13.	The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.
14.	This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.
15.	This Agreement shall be governed by the laws of the State of New York.

16.	The Manager acknowledges that the Subadviser has provided it with a copy of the Subadviser’s most recent Form ADV as filed with the Securities and Exchange Commission, for its benefit and the benefit of the Trust, at least 48 hours prior to entering into this Agreement.
17.	This Agreement in no way restricts the Subadviser’s right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund. The Fund and the Manager understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser’s opinion that such transaction or investment appears unsuitable or undesirable for the Fund.
18.	Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.
PRUDENTIAL INVESTMENTS LLC
BY: /s/ Scott Benjamin
Name: Scott Benjamin
Title: Executive Vice President
BROWN ADVISORY, LLC
BY: /s/ D.M. Churchill
Print Name: D.M. Churchill
Title: CFO

Schedule A
LARGE CAPITALIZATION VALUE PORTFOLIO
As compensation for services provided by Brown Advisory, LLC (Brown), Prudential Investments LLC (PI) will pay Brown a fee equal, on an annualized basis, to the following:
Fund Name	Fee on Average Daily Net Assets
Large Capitalization Growth Portfolio	0.30% on first $500 million; 0.25% on next $500 million; 0.20% over $1.0 billion.
Dated as of November 2, 2012

EXHIBIT B
MANAGEMENT OF THE SUBADVISERS
Brown Advisory, LLC
Brown Advisory, LLC (“ Brown”) is an independent investment firm headquartered at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. Brown Advisory was founded in 1993 as an affiliate of Alex. Brown & Sons, a leading investment bank focused on growth companies, and underwent a management-led buyout in 1998. Brown Advisory managed approximately $31.9 billion in assets as of December 31, 2012.
The table below lists the name, address, and position for Brown’s principal executive officers for the past five years.
Name & Address	Position and Principal Occupation (last 5 years)
Michael Hankin 901 S. Bond Street Suite 400 Baltimore, Maryland 21231	President and CEO
David M. Churchill 901 S. Bond Street Suite 400 Baltimore, Maryland 21231	Chief Financial Officer
Brett D. Rogers 901 S. Bond Street Suite 400 Baltimore, Maryland 21231	Chief Compliance Officer (current title) of Brown since September 2009; Director and Global Head of Risk Management Governance, Deutsche Asset Management; Chief Compliance Officer of the New Germany Fund, Inc., the Central Europe and Russia Fund, Inc. and the European Equity Fund, Inc.
COMPARABLE FUNDS IN WHICH BROWN SERVES AS
ADVISER AND/OR SUBADVISER
The following table lists certain information regarding comparable funds to which Brown provides investment advisory services, other than the Portfolio:
Fund	$ Assets (as of 12/31/2012)	Annual Fee Paid to Brown*
AST New Discovery Asset Allocation Portfolio	$61 million	0.30% on first $500 million; 0.25% on next $500 million; 0.20% over $1 billion
Brown Advisory Growth Equity Fund	$1,100 million	0.75% management fee
SEI Investments Management:
SEI SIMT Large Cap Growth Fund
SEI SIMT Large Cap Fund
SEI SIIT Large Cap Fund
SEI Canada US Large Company Equity Fund
SEI SGMF US Large Companies Fund
SEI Tactical Offensive Fund
SEI Tax Managed Large Cap Fund	Total: $1,311 million $ 393 million $177million $221 million $118 million $127 million $53 million $222 million	0.20% on all assets
Principal Funds: Principal Funds, Inc. Large Cap Growth Fund I Principal Variable Contracts Funds, Large Cap Growth Account I	Total: $2,217 million $2,125 million $92 million	0.30% on first $100 million 0.25% on next $100 million 0.20% over $200 million
RBC Private U.S. Growth Equity Pool	Total: $219 million	0.35% on first $500 million 0.30% on next $500 million 0.25% above $1 billion
* as a percent of average daily net assets

EXHIBIT C
SHAREHOLDER INFORMATION
As of January 17, 2013, the Trustees and officers of Target Portfolio Trust, as a group, owned less than 1% of the outstanding shares of the Portfolio.
As of January 17, 2013, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:
Name	Address	Share Class	Shares Owned (%)
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	T	4,840,365 / 92.48%
PIMS/Prudential Retirement As Nominee For The TTEE/CUST Prudential SmartSolution IRA	280 Trumbull St Hartford, CT 06103	R	9,128,126 / 100.00%